                                                                     EXHIBIT 3.1



                                                                          PAGE 1


                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF "CEDAR BRAKES I, L.L.C.", FILED IN THIS OFFICE ON THE THIRD DAY OF MARCH, A.D. 2000, AT 12 O'CLOCK P.M.



                                  [STATE SEAL]













                                             /s/  EDWARD J. FREEL
               [SEAL]                        -----------------------------------
                                             EDWARD J. FREEL, SECRETARY OF STATE



   3187490  8100                                     AUTHENTICATION:     0295730
   001109445                                                   DATE:    03-06-00

                            CERTIFICATE OF FORMATION

                                       OF

                             CEDAR BRAKES I, L.L.C.

     This Certificate of Formation of Cedar Brakes I, L.L.C. (the "LLC") dated as of March 3, 2000, is being duly executed and filed by the undersigned, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act, 6 Del. C. Section 18-101, et. seq.

FIRST:         The name of the LLC formed hereby is:

                              Cedar Brakes I, L.L.C.

SECOND: The address of the registered office of the LLC in the State of Delaware is:

                              Corporation Trust Center
                              1209 Orange Street
                              New Castle County
                              Wilmington, Delaware 19801

THIRD: The name and address of the registered agent for service of process on the LLC in the State of Delaware are:

                              The Corporation Trust Company
                              Corporation Trust Center
                              1209 Orange Street
                              New Castle County
                              Wilmington, Delaware 19801

               IN WITNESS WHEREOF, the undersigned has caused this Certificate of Formation to be executed as of the date first above written.



                              /s/ KELLY JAMESON
                              ----------------------------------
                              Kelly Jameson
                                an Authorized Person